Exhibit 99.1

DaVita Inc. Announces Offering of $750 Million Senior Notes

DENVER, May 20, 2025 (BUSINESS WIRE) -- DaVita Inc. (NYSE: DVA) (“DaVita”) announced today that it has commenced a private offering (the “offering”) of $750 million aggregate principal amount of its senior notes due 2033 (the “2033 notes”), subject to market and other conditions.

DaVita intends to use the net proceeds from the offering (i) to repay outstanding revolving credit facility borrowings, together with related accrued and unpaid interest thereon, (ii) to pay any costs, fees and expenses in connection with the foregoing, and (iii) if any proceeds remain, for general corporate purposes, including, without limitation, for repurchases of capital stock, working capital and capital expenditures.

The 2033 notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act. The offer and sale of the 2033 notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This release does not constitute an offer to sell or the solicitation of an offer to buy the 2033 notes, nor will there be any sale of the 2033 notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful.

About DaVita

DaVita (NYSE: DVA) is a health care provider focused on transforming care delivery to improve quality of life for patients globally. As a comprehensive kidney care provider, DaVita has been a leader in clinical quality and innovation for 25 years. DaVita cares for patients at every stage and setting along their kidney health journey—from slowing the progression of kidney disease to helping to support transplantation, from acute hospital care to dialysis at home.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and the federal securities laws. All statements in this release, other than statements of historical fact, are forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by the PSLRA. Without limiting the foregoing, statements including the words “expect,” “intend,” “will,” “could,” “plan,” “anticipate,” “believe” and similar expressions are intended to identify forward-looking statements. These forward looking statements include, but are not limited to, expectations regarding the offering and the use of the net proceeds therefrom. Actual future events and results could differ materially from any forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things: external conditions, including those related to general economic, marketplace and global health conditions, including without limitation, the impact of global events and political or governmental volatility; the impact of the domestic political environment and related developments on the current healthcare marketplace, our patients and on our business; the continuing impact of the COVID-19 pandemic on our financial condition and the chronic kidney disease (“CKD”) population and our patient population; supply chain challenges and disruptions, including without limitation with respect to certain key services, critical clinical supplies and equipment we obtain from third parties, and including any impacts on our supply chain and cost of supplies as a result of natural disasters or evolving trade policies, including tariffs; the potential impact of new or potential entrants in the dialysis and pre-dialysis marketplace and potential impact of innovative technologies, drugs, or other treatments on our patients and industry; elevated teammate turnover or labor costs; the impact of continued increased competition from dialysis providers and others; and our ability to respond to challenging U.S. and global economic and marketplace conditions, including, among other things, our ability to successfully identify cost saving opportunities; the concentration of profits generated by higher-paying commercial payor plans for which there is continued downward pressure on average realized payment rates; a reduction in the number or percentage of our patients under commercial plans, including, without limitation, as a result of continuing legislative efforts to restrict or prohibit the use and/or availability of charitable premium assistance, or as a result of payors implementing restrictive plan designs; risks arising from potential changes in or new laws, regulations or requirements applicable to us, including, without limitation, those related to trade policy, healthcare, privacy, antitrust matters, and acquisition, merger, joint venture or similar transactions and/or labor matters, and potential impacts of changes in interpretation or enforcement thereof or related litigation impacting, among other things, coverage or reimbursement rates for our services or the number of patients enrolled in or that select higher-paying commercial plans, and the risk that we make incorrect assumptions about how our patients will respond to any such developments; our ability to successfully implement our strategies with respect to integrated kidney care and value-based care initiatives and home based dialysis in the desired time frame and in a complex, dynamic and highly regulated environment; a reduction in government payment rates under the Medicare

End Stage Renal Disease program, state Medicaid or other government-based programs and the impact of the Medicare Advantage benchmark structure; our reliance on significant suppliers, service providers and other third party vendors to provide key support to our business operations and enable our provision of services to patients, including, among others, suppliers of certain pharmaceuticals, administrative or other services or critical clinical products; and risks resulting from a closure, reduction or other disruption in the services or products provided to us by such suppliers, service providers and third party vendors; noncompliance by us or our business associates with any privacy or security laws or any security breach by us or a third party, such as the recent cybersecurity incident experienced by DaVita, including, among other things, any such non-compliance or breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; legal and compliance risks, such as compliance with complex, and at times, evolving government regulations and requirements, and with additional laws that may apply to our operations as we expand geographically or enter into new lines of business; our ability to attract, retain and motivate teammates, including key leadership personnel, and our ability to manage potential disruptions to our business and operations, including potential work stoppages, operating cost increases or productivity decreases whether due to union organizing activities, legislative or other changes, demand for labor, volatility and uncertainty in the labor market, the current challenging and highly competitive labor market conditions, including due to the ongoing nationwide shortage of skilled clinical personnel, or other reasons; changes in pharmaceutical practice patterns, reimbursement and payment policies and processes, or pharmaceutical pricing, including with respect to oral phosphate binders, among other things; our ability to develop and maintain relationships with physicians and hospitals, changing affiliation models for physicians, and the emergence of new models of care or other initiatives that, among other things, may erode our patient base and impact reimbursement rates; our ability to complete and successfully integrate and operate acquisitions, mergers, dispositions, joint ventures or other strategic transactions on terms favorable to us or at all; and our ability to continue to successfully expand our operations and services in markets outside the United States, or to businesses or products outside of dialysis services; the variability of our cash flows, including, without limitation, any extended billing or collections cycles including, without limitation, due to defects or operational issues in our billing systems, the impact of the recent cybersecurity incident experienced by DaVita or defects or operational issues in the billing systems or services of third parties on which we rely; the risk that we may not be able to generate or access sufficient cash in the future to service our indebtedness or to fund our other liquidity needs; the effects on us or others of natural or other disasters, public health crises or severe adverse weather events such as hurricanes, earthquakes, fires or flooding; factors that may impact our ability to repurchase stock under our share repurchase program and the timing of any such stock repurchases, as well as any use by us of a considerable amount of available funds to repurchase stock; our goals and disclosures related to environmental, social and governance (“ESG”) matters, including, among other things, evolving regulatory requirements affecting ESG standards, measurements and reporting requirements; and the other risk factors, trends and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the period ended March 31, 2025 and the other risks and uncertainties discussed in any subsequent reports that we file or furnish with the U.S. Securities and Exchange Commission from time to time.

The forward-looking statements should be considered in light of these risks and uncertainties. All forward-looking statements in this release are based solely on information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may be required by law.

Contact Information

Investors:

IR@davita.com

4